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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): August 30, 2000



                              FLIR SYSTEMS, INC.
            (exact name of registrant as specified in its charter)

Oregon                                  0-21918             93-0708501
(State or other jurisdiction of         (Commission         (IRS Employer
incorporation or organization)          File Number)        Identification No.)


16505 S.W. 72nd Avenue, Portland, Oregon                       97224
(Address of principal executive offices)                     (zip code)
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       Registrant's telephone number, including area code: (503)684-3731
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Item 5. OTHER EVENTS
        ------------

        On August 30, 2000, FLIR Systems, Inc. (the "Company") issued a press release announcing a workforce reduction. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

            (c)   Exhibits

            99.1  Press Release issued by FLIR Systems, Inc. on August 30, 2000


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on August 30, 2000.

                                        FLIR SYSTEMS, INC.
                                        (Registrant)



                                        /s/ Stephen M. Bailey
                                        --------------------------------------
                                        Stephen M. Bailey
                                        Senior Vice President and
                                        Chief Financial Officer